ONE LIBERTY PROPERTIES, INC.
                               60 CUTTER MILL ROAD
                                    Suite 303
                           Great Neck, New York 11021
                                 (516) 466-3100

                    Notice of Annual Meeting of Stockholders

                                  -----------

                             Thursday, June 8, 2000
                             9:00 a.m., Eastern Time
                                    Suite 303
                               60 Cutter Mill Road
                              Great Neck, NY 11021


                                     AGENDA

         1. To elect three Directors to hold office for a term expiring in 2003.

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2000.

         3. To transact any other business properly brought before the meeting.

         Holders of record at the close of business on April 19, 2000 will be entitled to vote at the meeting and any adjournment thereof.

         To assure that your vote will be counted, please complete, date and sign the enclosed proxy and return it in the enclosed prepaid envelope, whether or not you plan to attend the meeting. Registered holders can also vote by telephone by calling 1-800-PROXIES (776-9437) or via the Internet by accessing www.voteproxy.com. Telephone and internet voting information is provided on the proxy card. Your proxy may be revoked in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting.





                                      By Order of the Board of Directors




                                      Mark H. Lundy, Secretary


Dated:  April 26, 2000

                                TABLE OF CONTENTS

                                                                   PAGE NO.
                                                                   --------
Questions and Answers About the Meeting                               1

Proposals to be Voted on                                              3

     Election of Directors                                            3

     Ratification of Ernst & Young LLP as Independent Auditors        3

Board of Directors                                                    4

     Information Concerning Nominees and Directors Continuing
     in Office                                                        4

     Directors' Meetings; Committees of the Board                     5

     Compliance with Section 16(a) of the Securities
     Exchange Act of 1934                                             5

Principal Stockholders                                                6

Security Ownership of Directors and Officers                          7

Executive Compensation                                                8

     Report of the Board of Directors on Executive Compensation       8

     Summary Compensation Table                                       10

     One Liberty Pension Plan                                         10

     Stock Option Information                                         10

Certain Relationships and Related Transactions                        12

Performance Graph                                                     13

Additional Information                                                13

                                ABOUT THE MEETING

Q:  What is the purpose of the Annual Meeting?

A: At the Company's Annual Meeting, stockholders will vote on the matters listed in the accompanying notice of meeting; namely the election of three directors (James J. Burns, Fredric H. Gould and Arthur Hurand), ratification of the appointment of the Company's independent auditors (Ernst & Young LLP), and such other matters as may properly come before the meeting.
------------------------------------------------------------------------
Q:  Who is entitled to vote?

A: The Company is mailing this Proxy Statement on or about April 26, 2000 to its stockholders of record on April 19, 2000. Stockholders as of the close of business on the record date are entitled to vote their shares of Common Stock and $16.50 Cumulative Convertible Preferred Stock held on that date. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Preferred Stock is entitled to one-half vote. The Common Stock and Preferred Stock (collectively the "Voting Stock") will vote together as a single class. As of April 19, 2000, there were outstanding and entitled to vote at the meeting 2,989,075 shares of Common Stock and 654,658 shares of Preferred Stock.
------------------------------------------------------------------------

Q:  How do I vote?

A: If you complete, sign and date the accompanying proxy card and return it in the prepaid envelope, your shares will be voted confidentially and according to your instructions. If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxy in favor of the two proposals. The proxy of a stockholder who is a participant in the Company's Dividend Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant in the manner indicated on the proxy card. Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling 1-800-PROXIES (776-9437) or by accessing the Internet website www.voteproxy.com. Telephone voting information and internet voting information is provided on the proxy card. If you do vote by telephone or via the internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

If a stockholder wishes to name as a proxy someone other than the proxies named on the proxy card, he or she may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to the Company or American Stock Transfer and Trust Company.
------------------------------------------------------------------------

Q:  What does it mean if I get more than one proxy card?

A: It indicates that your shares are registered differently and are held in more than one account. You should complete, sign, date and return all proxy cards or vote all shares by telephone voting or via the internet in order that all of your shares are voted. We encourage you to have as many accounts as possible registered in the same name and address. You may do this by calling our transfer agent, American Stock Transfer and Trust Company at (800) 937-5449.
------------------------------------------------------------------------

Q:  Who will count the vote?

A: Representatives of American Stock Transfer and Trust Company will tabulate the votes and act as inspector of elections.
------------------------------------------------------------------------

Q:  Can I revoke my proxy before it is exercised?

A: A stockholder who holds stock in his or her name may revoke a proxy with a later dated, properly executed proxy or written revocation delivered to the Company's Secretary at any time before the polls for the meeting are closed. The proxy holders' powers may also be suspended if you attend the meeting and notify the Secretary at the meeting that you would like to change your vote or vote in person. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the meeting will not automatically revoke a previously granted proxy.
------------------------------------------------------------------------

Q:  What constitutes a quorum?

A: A quorum is the presence in person or by proxy of stockholders holding a majority of the voting power of the Company. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against the proposal. Broker non-votes will be included for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote.
------------------------------------------------------------------------

Q:  How many votes does it take to approve the items to be voted upon?

A: Directors are elected by the affirmative vote of a plurality of the voting power of the Company present at the meeting in person or by proxy. This means that assuming a quorum is present at the meeting, the three director nominees will be elected if they receive a majority of the votes cast for directors. The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting is needed to ratify the appointment of Ernst & Young LLP.
------------------------------------------------------------------------

Q:  Who is soliciting my vote and who pays the cost?

A: The Company is soliciting votes for the meeting and is paying the entire cost of the solicitation, including preparing and mailing this Proxy Statement. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of shares of Common Stock and Preferred Stock. Proxies may also be solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation.
------------------------------------------------------------------------

Q:  When are stockholder proposals due for the year 2001 Annual Meeting?

A: If a stockholder wants a proposal to be included in the Company's Proxy Statement for the 2001 Annual Meeting of stockholders, the proposal, in writing and addressed to the Company's Secretary, must be received by the Company no later than December 27, 2000. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement in accordance with applicable regulations governing the solicitation of proxies.
------------------------------------------------------------------------

Q:  What other information about One Liberty is available?

A: The Company's stockholders can call (516) 466-3100 or write to the Company at 60 Cutter Mill Road, Great Neck, NY 11021, Attention: Secretary to request a copy of our Annual Report on Form 10-K. This and other important information about the Company is also available on the Company's web site which can be accessed at www.1liberty.com. The Company's Annual Report to Stockholders accompanies this Proxy Statement.

                            PROPOSALS TO BE VOTED ON

Election Of Directors

     The number of directors is currently established at eight directors divided into three classes. Each class is elected to serve a three year term and classes are elected on a staggered basis. The Board of Directors proposes that James J. Burns, Fredric H. Gould and Arthur Hurand each be elected for a term of three years and until their successors are duly elected and qualified. Messrs. Gould and Hurand are currently serving as directors. Mr. Burns is being proposed for the first time. Biographical information for each of the nominees is provided on page 4.

     It is not contemplated that any of the nominees will be unable to stand for election. Should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the Board of Directors.

     If any director is unable to serve his full term, the Board, by majority vote of the directors then in office, may designate a substitute. The director chosen by the Board shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been elected expires.

     The affirmative vote of a plurality of the voting power of the Company present in person or represented by proxy at the Annual Meeting is required for the election of each nominee for director. Unless otherwise specified, the proxies received will be voted for the election of the listed nominees.

Ratification Of Ernst & Young LLP As Independent Auditors

     The Board of Directors has appointed Ernst & Young LLP as the independent auditors to examine the accounts of the Company for the 2000 fiscal year. Ernst & Young LLP has been serving the Company in this capacity for ten years. A member of Ernst & Young LLP is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

     The Board of Directors recommends that stockholders vote for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2000. In the event that ratification of the Board of Director's selection of auditors is not approved by the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting, the selection of independent auditors will be reconsidered by the Board of Directors.

                                  BOARD OF DIRECTORS

         The following table sets forth certain information, as to the nominees for director and directors whose terms will continue after the Annual Meeting.

                                         Principal Occupation For The Past
                                         Five Years and other Directorships
Name and Age                             or Significant Affiliations
------------                             ---------------------------

Class 1 - Nominees for election to serve until the 2003 Annual Meeting


James J. Burns             Senior Vice President and Chief Accounting Officer of
60 Years                   Wellsford Real Properties, Inc.from October, 1999 to
                           the present; partner of Ernst & Young LLP, certified public accountants from June 1, 1995 to September 30,
                           1999; and for twenty years prior thereto, a partner of Kenneth Leventhal & Company, certified public accountants.

Fredric H. Gould           Chairman of the Board of the Company since June 1989
64 Years                   and Chief  Executive Officer since December,  1999;
                           General Partner of Gould Investors L.P., a limited partnership engaged in real estate ownership, and Chairman of Georgetown Partners, Inc., the managing general partner of Gould Investors L.P.; Chairman of the Board and Chief Executive Officer of BRT
                           Realty Trust and President of REIT Management Corp., advisor to BRT Realty Trust; Director of East Group
                           Properties, Inc.; Director of Yonkers Financial Corp.

Arthur Hurand              Director of the Company since June 1989; Private
83 Years                   investor; Trustee of BRT Realty Trust.


Class 2 - To continue in office until the 2002 Annual Meeting

Marshall Rose              Director of the Company since June 1989; Real estate
62 Years                   developer; Chairman of The Georgetown Group,  Inc.;
                           Trustee of BRT Realty Trust; Director of Estee
                           Lauder, Inc.; Chairman  Emeritus  of the New York
                           Public Library; Member of the Executive Committee of the Board of Advisors of the Graduate School and University Center of the City University of New York.

Charles Biederman          Director of the Company since June 1989; Real estate
65 Years                   developer; Co-Chairman of Sunstone Hotels, Inc.


Class 3 - To continue in office until the 2001 Annual Meeting

Joseph A. Amato            Director of the Company since June 1989; Real estate
63 Years                   developer; Managing Partner of the Kent Companies.

Jeffrey A. Gould           Director of the Company since December, 1999; Senior
34 Years                   Vice President of  the Company; Trustee, President
                           and Chief Operating Officer of BRT Realty Trust;
                           Senior Vice President of Georgetown Partners, Inc.

Matthew J. Gould           Director of the Company since December, 1999;
40 Years                   President and Chief Executive Officer of the Company
                           from June, 1989 to December, 1999 and a Senior Vice
                           President of the Company since December, 1999;
                           President of Georgetown Partners, Inc.;  Senior Vice
                           President of BRT Realty Trust.

Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould.

Directors' Meetings; Committees of the Board

         The Company's Board of Directors generally holds quarterly meetings. When appropriate, directors take action by unanimous consent. In 1999 the Board of Directors held three meetings and transacted business on one occasion by unanimous consent. Each director of the Company attended all of the meetings of the Board of Directors of the Company during 1999 except that each of Messrs. Amato and Rose was not in attendance at one of the meetings. Each independent non-employee director was paid an annual retainer of $10,000 for services as a director in 1999.

         Messrs. Arthur Hurand, Charles Biederman and Joseph A. Amato constitute the Company's Audit and Compensation Committee. The Audit and Compensation Committee reviews the Company's annual financial statements, the adequacy of accounting and financial controls, the Company's real estate investment trust status and the selection and services of the Company's independent auditors. It also is responsible for setting and administering the policies which govern compensation for executive officers and for administering all aspects of the Company's Stock Option Plan. The committee held one meeting in 1999.

         The Company does not have a nominating committee or any committee performing similar functions.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires executive officers and directors, and persons who beneficially own more than 10% of the Company's shares, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission
("SEC") and the American Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company prepares and files the requisite forms on behalf of its executive officers and directors. Based on a review of information supplied to the Company by its executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with in 1999 except as herein noted. A Form 4 for the month of December, 1999 for Jeffrey Fishman, who became President of the Company on December 6, 1999, reporting the purchase of Common Stock, was filed nine days after the due date; in September, 1999 Israel Rosenzweig, a Vice President of the Company, filed an amendment to a Form 3 filed timely to correct an error in his indirect ownership; and Gould Investors L.P., Fredric H. Gould, a general partner of Gould Investors L.P., and Matthew Gould, President of the corporate managing general partner of Gould Investors L.P., filed amendments in November, 1999 to correct Form 4's filed timely for the month of August, 1999 to correct the number of shares of the Company distributed by Gould Investors L.P. pro rata to its partners.

                             PRINCIPAL STOCKHOLDERS

         The table below indicates those persons management believes to be beneficial owners of more than 5% of the voting power of the Company. The information is based in part on reports filed with the Company and the Securities Exchange Commission as of April 19, 2000 in accordance with Section 13(g) of the Securities Exchange Act of 1934, as amended.



                                NUMBER OF SHARES OF         PERCENT OF        PERCENT OF
NAME AND ADDRESS             STOCK BENEFICIALLY OWNED          STOCK          VOTING POWER
----------------             ------------------------    ---------------     ------------

Gould Investors L.P. (1)
60 Cutter Mill Road
Great Neck, NY  11021             749,172 Common              24.6                22.2

Fredric H. Gould (1)
60 Cutter Mill Road           1,149,813 Common (2)(4)         37.8                34.2
Great Neck, NY 11021            7,772 Preferred (2)            1.2

Matthew J. Gould (1)
60 Cutter Mill Road            886,146 Common (3) (4)         29.1                26.4
Great Neck, NY 11021             8,900 Preferred (3)           1.4

P. Oppenheimer Investment
Partnership L.P. and
Oppenheimer + Close, Inc.
119 West 57th Street              244,100 Common               8.2                 7.7
New York, NY 10011                5,000 Preferred               *

* Less than 1%
-------------


(1) Fredric H. Gould is general partner of Gould Investors L.P. and he is the sole shareholder, sole director and Chairman of the Board of the corporate managing general partner of Gould Investors L.P. Matthew Gould is President of the corporate managing general partner of Gould Investors L.P.

(2) Includes 207,747 shares of Common Stock owned directly, 749,172 shares of Common Stock owned by Gould Investors L.P. and 186,019 owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 41,998 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(3) Includes 114,304 shares of Common Stock owned directly, 14,670 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest), and 749,172 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,894 shares of Common stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes all currently exercisable options and options which are exercisable within 60 days.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table shows the Common Stock and Preferred Stock ownership of the Company's directors, nominees for director, executive officers named in the Summary Compensation Table and the directors and executive officers of the Company as a group as of April 19, 2000.


                                        Common Stock           Preferred Stock           Exercisable         Percent
NAME                                         Owned                   Owned                 Options       of Voting Power
----                                         -----           -------------------        -------------     ---------------

Joseph A. Amato                                 0                     0                         0                 -
James J. Burns                                  0                     0                         0                 -
Charles L. Biederman                        5,000                     0                         0                 *
Fredric H. Gould (1) (2) (6)            1,142,938                 7,772                     6,875              34.2
Jeffrey A. Gould (3) (6)                   98,278                 4,002                     8,000               3.2
Matthew J. Gould (1) (4) (6)              878,146                 8,900                     8,000              26.4
Arthur Hurand                              45,932                     0                         0               1.4
Marshall Rose (5)                         158,769                     0                         0               4.7
Directors and officers as a group       1,714,808                35,024                    59,125              53.1
(16 individuals) (6)

* Less than 1%
------------
(1) Fredric H. Gould is a general partner of Gould Investors L.P. and he is sole stockholder,  sole director and Chairman of the Board of the corporate  managing general  partner of Gould  Investors  L.P.  Matthew  Gould is  President  of the
corporate  managing general partner of Gould Investors L.P. Gould Investors L.P.
owns 749,172 shares of Common Stock of the Company.

(2) Includes 207,747 shares of Common Stock owned directly, 749,172 shares of Common Stock owned by Gould Investors L.P. and 186,019 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 41,998 shares of Common Stock and 2,800 shares of Preferred stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(3) Includes 95,512 shares of Common Stock and 3,137 shares of Preferred Stock owned directly and 2,766 shares of Common Stock and 865 shares of Preferred
Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims beneficial interest). Does not include 1,920 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes 114,304 shares of Common Stock owned directly, 14,670 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest) and 749,172 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,894 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(5) Includes 23,148 shares of Common Stock owned directly and 135,621 shares of Common Stock owned by entities and trusts over which Mr. Rose has sole or shared voting and dispositive power.

(6) Includes all currently exercisable options and options which are exercisable within 60 days.


                             EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation

         The Audit and Compensation Committee ("Committee") is composed of three independent non-employee directors. The Committee is responsible for advising management and the Board of Directors on matters pertaining to compensation arrangements for executive employees, and also is responsible for administration of the Company's stock option plans.

         In 1999 the only officers who were compensated directly by the Company were Matthew J. Gould, President and Chief Executive Officer who served until December 6, 1999, Jeffrey Fishman who became President and Chief Operating Officer on December 6, 1999 and Lawrence Ricketts, a Vice President of the Company. Other officers of the Company were on the payroll of Gould Investors L.P. (or other affiliated entities) and pursuant to a shared services arrangement between the Company, Gould and other affiliated entities, payroll expenses were allocated to the Company based on the time devoted by the executive to the affairs of the Company in comparison to the time devoted by the executive to the affairs of the other entities which participate in the sharing arrangement. The allocation for payroll expenses of all executive officers of the Company was $111,968 in the aggregate in 1999, excluding Matthew J.Gould,and did not exceed $100,000 as to any executive officer other than Mr. Gould.

Compensation of Chief Executive Officer

         In determining the compensation for Matthew J. Gould as President and Chief Executive Officer in 1999, the Committee considered the services to be rendered by him, and took into account the scope and growth of the Company's business. The determination of his compensation was subjective.

         For 1999 the Committee determined to compensate Matthew J. Gould at a base annual salary of $160,000. The Compensation Committee did not authorize a bonus for Mr. Gould for 1999. Matthew Gould, resigned as President and Chief Executive Officer of the Company effective December 6, 1999, in order to devote substantially all of his business time to the affairs of Gould Investors L.P. in the capacity of President of the corporate managing general partner of Gould Investors L.P. On that date, Fredric H. Gould was appointed Chief Executive Officer and Jeffrey Fishman was elected President and Chief Operating Officer of the Company. Mr. Fredric H. Gould will not receive any compensation from the Company, except for stock option grants.

Compensation Overview

         The Compensation Committee has determined that the annual compensation of executive officers will be composed of two elements: (i) an annual base salary and annual bonus; and (ii) a long term component made up of stock options.

Annual Component: Base Salary and Bonus

         Base salaries are determined based upon comparables in the real estate investment trust community. The determination by the Compensation Committee of base compensation is subjective in nature and is not based on any structured formula. In determining compensation, in addition to looking at compensation arrangements in the industry, the Committee takes into account the diligence and expertise which the executive officer demonstrates in managing the business affairs of the Company, and the Compensation Committee examines, among other things, the asset size of the Company, growth in the Company's asset base, gross revenues, operating income, funds from operations, cash distributions paid to common stockholders and the market price of the Company's Common Stock. None of these factors individually will be determinative, but the Committee will examine these measures to arrive at the base annual compensation of the executive officers. In connection with his election as President and Chief Operating Officer of the Company on December 6, 1999, the Compensation Committee, based on negotiations between the executive officers of the Company and Jeffrey Fishman, approved annual compensation for Mr. Fishman for the 2000 fiscal year of $200,000. The Compensation Committee's determination was based in a significant part on comparables in the real estate investment community and the responsibilities of Mr.Fishman.

         With respect to annual bonuses, the determination by the Compensation Committee is subjective in nature and is not based on any structured plan or formula. The Committee will analyze the Company's progress and success in each year taking into consideration, among other things, success of the Company's property acquisition program, revenues and the increase thereof, net income, funds from operations, cash distributions to common stockholders and market price and will determine the appropriateness and amount of a bonus, if any.

Long Term Compensation: Stock Options

         Stock options are granted periodically to provide incentive for the creation of shareholder value over the long term, since the full benefit of compensation provided for under stock options cannot be realized unless there is an appreciation in the price of the Company's shares of Common Stock over a number of years. Under the Company's stock option plans, options are granted at an exercise price equal to the fair market value of the Common Stock of the Company on the date of grant and are exercisable over a number of years (generally five), in increments of 25% per year on a cumulative basis. Stock options are the only form of long term incentive currently used by the Company.

         Since the Compensation Committee believes that the grant of options is a valuable tool in providing incentive to executive officers (as well as to employees) for the creation of shareholder value, options are granted annually.

                                    Respectfully submitted,

                                    Board of Directors

                                    Joseph A. Amato
                                    Charles Biederman
                                    Arthur Hurand

Summary Compensation Table

            The following summary compensation table includes information with respect to compensation paid and accrued by the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 1999, 1998 and 1997 for the Chief Executive Officer of the Company. No executive officer of the Company other than the Chief Executive Officer, received, directly or indirectly, annual compensation in 1999, 1998 or 1997 in excess of $100,000.



                                   Annual Compensation                     Long Term
                      -------------------------------------------        Compensation
                                                                         ------------
                                                            Other
                                                            Annual           Stock
Name and Principal                                          Compen-         Options/              All Other
     Position         Year      Salary $        Bonus $    sation $(2)      Shares(#)          Compensation (2)
------------------    ----      --------        -------    -----------      ---------          ----------------

Matthew J. Gould      1999      160,000            0         -               5,000                 10,971
  President and       1998      147,500            0         -               4,500                 10,114
  Chief Executive     1997      140,000            0         -               6,000                  9,600
  Officer (1)

---------------

(1) Mr. Gould, resigned as President and Chief Executive Officer of the Company effective December 6, 1999. As of that date, he continued to serve the Company as a Senior Vice President. Fredric H. Gould was elected Chief Financial Officer on December 6, 1999. He did not receive any compensation from the Company in 1999, other than stock option grants (see "Stock Information" below).

(2) The only type of Other Annual Compensation for the Chief Executive Officer was reimbursement to REIT Management Corp., an affiliated entity, for an allocated portion of pension expense paid for the Chief Executive Officer.

One Liberty Pension Plan

         The Company has a non-contributory defined contribution Pension Plan covering employees. The Pension Plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish (Messrs. Brinberg and Kalish being non-director officers of the Company). Annual contributions are based on 15% of an employees annual earnings, not to exceed $24,000 per employee (increasing to $25,200 in 2000). Partial vesting commences one year after employment, increasing annually until full vesting is achieved at the completion of five years of employment. The method of payment of benefits to participants upon retirement is determined solely by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined primarily by the amount of contributions. Matthew J. Gould has not participated in the Pension Plan. One other officer of the Company participates in the Pension Plan, but his annual compensation is less than $100,000.

Stock Option Information

         The Company's directors adopted a stock option plan on October 16, 1989 covering 110,000 shares ("1989 Plan") and a stock option plan on December 6, 1996 covering 125,000 shares ("1996 Plan"). Both plans were approved by stockholders. Options are granted at per share exercise prices at least equal to the fair market value on the date of grant (i.e., the closing price of the Company's Common Stock on the date of grant). Neither the 1989 Plan or the 1996 Plan provides for stock appreciation rights.

Options Granted in 1999


            The following table sets forth information concerning the grant of stock options in 1999 to the Company's Chairman of the Board and President.



                                                        Individual Grants
                       -----------------------------------------------------------------------------------------
                                                                                             Potential Realizable
                                        % of Total                                             Value at Assumed
                                          Options                                           Annual Rates of Stock
                                          Granted     Exercise or                          Price Appreciation For
                          Options       to Employees  Base Price                               Option Term (3)
Name                    Granted (2)    in Fiscal Year   ($/sh)     Expiration Date             5%           10%
----                    -----------    --------------  ----------  ---------------          ------        ------

Fredric H. Gould (1)        5,000          10.5%         12.375        3/24/04              $3,094        $6,188
Matthew J. Gould (1)        5,000          10.5%         12.375        3/24/04              $3,094        $6,188

(1) Matthew J. Gould  resigned as President and Chief  Executive  Officer of the
Company on December 6, 1999 and on that date Fredric H. Gould was elected  Chief
Executive Officer. Matthew J. Gould continues to serve as an executive officer of the Company.

(2) Options were granted on March 25, 1999.

(3) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible appreciation of the Company's stock price. These numbers do not take into account certain provisions of the options providing for termination of the options following termination of employment, non-transferability or phased-in vesting. The Company did not use an alternate formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.


Stock Options Exercised and Fiscal Year End Option Values in 1999

No options were exercised in 1999. The following table sets forth the number and value of unexercised options held by the Company's Chairman of the Board and President at December 31, 1999:


                                                         Number of Securities           Value of Unexercised
                                                        Underlying  Unexercised         In-the-Money Options
                                                      Options at Fiscal Year End       at Fiscal Year End (2)
                               Shares                 --------------------------       ----------------------
                              Acquired      Value
                            on Exercise   Realized   Exercisable  Unexercisable    Exercisable     Unexercisable
----                         -----------  --------   -----------  -------------    -----------     -------------
Fredric H. Gould (1)              -           -         6,875         7,125              781             2,344
Matthew J. Gould (1)              -           -         8,000         7,500              781             2,344
-----------

 (1) Matthew J. Gould resigned as President and Chief Executive Officer of the Company on December 6, 1999. Fredric H. Gould , who serves as
            Chairman of the Board, was elected Chief Executive Officer on that date. Matthew J. Gould continues to serve as an executive officer of the Company.

 (2) Based on the closing price on December 31, 1999, which was $13 per share. The options granted in 1999 at a per share option price of $12.375 were in-the-money at December 31, 1999. The options which were granted in 1997 and 1998 at per share exercise prices of $13.50 and $14.50, respectively, were out-of-the money at fiscal year end.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The following relationships should be noted: Fredric H. Gould, Chairman of the Board and Chief Executive Officer of the Company, is Chairman of the Board of BRT Realty Trust ("BRT"), a General Partner of Gould Investors L.P. ("Gould") and Chairman of the Board and sole shareholder of Georgetown Partners, Inc., ("Georgetown"), managing general partner of Gould; Matthew J. Gould, President and Chief Executive Officer of the Company through December 6, 1999 and a Senior Vice President since December 6, 1999 is a Senior Vice President of BRT and President of the managing general partner of Gould; and Jeffrey A.
Gould, a Director of the Company since December 6, 1999 and a Senior Vice President of the Company, is President of BRT and a Senior Vice President of the managing general partner of Gould. In addition, David W. Kalish, Simeon
Brinberg, Israel Rosenzweig and Mark H. Lundy, executive officers of the Company, are executive officers of BRT and executive officers of the managing general partner of Gould. Marshall Rose and Arthur Hurand are directors of the Company and trustees of BRT.

           The Company and related entities, including Gould, occupy common office space and use certain personnel (accounting, bookkeeping, secretarial) in common. In 1999, $247,670 of common general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services, were allocated to the Company. This amount includes $26,033 and $28,087 allocated to the Company for legal services and accounting services performed by Simeon Brinberg and David W. Kalish, respectively. The allocation of common general and administrative expenses is computed on a quarterly basis and is based on the time devoted by executive, administrative and clerical personnel to the affairs of each participating entity. In addition, in 1999, $58,547 was paid to Brinberg & Lundy, a law firm in which Messrs. Brinberg and Lundy are partners, for services rendered in the acquisition of properties. The fees paid to Brinberg & Lundy were no greater than fees which would have been paid to unaffiliated persons for comparable services.

           During December 1999, the Company made an $80,000 loan to Jeffrey Fishman, President and Chief Operating Officer of the Company, providing for interest at the prime rate and maturing in December, 2004. This loan was made for the express purpose of providing funds to Mr. Fishman for the purchase of shares of Common Stock of the Company and was agreed to by the Company in the negotiations pertaining to Mr. Fishman's employment by the Company as its President and Chief Operating Officer. He was elected President and Chief Operating Officer on December 6, 1999. The loan is secured by the shares of the Company purchased with the proceeds and is personally guaranteed by Mr. Fishman and his wife. Two additional loans of $80,000 each were made for the same purpose on similar terms in January, 2000 and February, 2000.

                                PERFORMANCE GRAPH

The following graph assumes $100.00 was invested on December 31, 1994 in the Company's Common Stock, the S&P 500 Stock Index, and two peer group indexes consisting of publicly traded hybrid REIT's and publicly traded equity REIT's. The cumulative total shareholder return is computed assuming reinvestment of dividends.




















                                              CUMULATIVE TOTAL RETURN

                                 12/94       12/95         12/96         12/97            12/98             12/99
                                 -----       -----         -----         -----            -----             -----

One Liberty Properties, Inc.    100.00      133.72        146.29        174.93           166.34            191.33
S&P 500                         100.00      137.58        169.17        225.61           290.09            351.13
NAREIT Hybrid                   100.00      122.99        159.09        176.20           116.25             74.52
NAREIT Equity                   100.00      115.27        155.92        187.51           154.69            147.54



                             ADDITIONAL INFORMATION

As of the date of this Proxy Statement, the Company does not know of any business that will be presented for consideration at the Annual Meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

Great Neck, N.Y.                        By order of the Board of Directors
April 26, 2000                          Mark H. Lundy, Secretary

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 PREFERRED STOCK

         The undersigned hereby appoints FREDRIC H. GOULD AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of $16.50 Cumulative Convertible Preferred Stock of One Liberty Properties, Inc. held of record by the undersigned on April 19, 2000 at the Annual Meeting of Stockholders to be held on June 8, 2000 or any adjournments thereof.

                         (TO BE SIGNED ON REVERSE SIDE)
-----------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS              _________

                       1.    Election of three Class 1 Directors
                             |_|  FOR THE NOMINEES  |_| WITHHOLD AUTHORITY TO
                                                           VOTE FOR NOMINEE
                             Nominees: James J. Burns, Fredric H. Gould,
                                       Arthur Hurand
                             |_| INSTRUCTIONS: To withhold authority to vote for a nominee, place an "X" in the "Withhold Authority" box and strike a line through the nominee's name.

For Against Abstain    2.    Appointment of Ernst & Young LLP as independent
                             auditors for the year ending  December 31, 2000
|-|   |-|     |-|

                       3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                                 Dated:  ________________________________, 2000

                                 ________________________________________L.S.

                                 ________________________________________L.S.

                                     (NOTE: PLEASE SIGN EXACTLY, AS YOUR
                                     NAME APPEARS HEREON. EXECUTORS,
                                     ADMINISTRATORS, TRUSTEES, ETC. SHOULD
                                     INDICATE WHEN SIGNING,  GIVING FULL TITLE
                                     AS  SUCH.  IF  SIGNER  IS  A  CORPORATION,
                                     EXECUTE  IN  FULL  CORPORATE  NAME  BY
                                     AUTHORIZED OFFICER.  IF SHARES ARE HELD IN
                                     THE NAME OF TWO OR MORE  PERSONS,  ALL
                                     SHOULD SIGN.)

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

         The undersigned hereby appoints FREDRIC H. GOULD AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock, $1.00 par value per share, of One Liberty Properties, Inc. held of record by the undersigned on April 19, 2000 at the Annual Meeting of Stockholders to be held on June 8, 2000 or any adjournments thereof.

                         (TO BE SIGNED ON REVERSE SIDE)
-----------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS              _________

                           1.  Election of three Class 1 Directors
                               |_| FOR THE NOMINEE  |_| WITHHOLD AUTHORITY TO
                                                           VOTE FOR NOMINEE
                               Nominees: James J. Burns, Fredric H. Gould and Arthur Hurand
                               |_| INSTRUCTIONS: To withhold authority to vote for a nominee, place an "X" in the "Withhold Authority" box and strike a line through the nominee's name.

For Against Abstain        2.  Appointment of Ernst & Young LLP as independent
                               auditors for the year ending December 31, 2000.
|-|  |-|      |-|

                           3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                            Dated:   ________________________________, 2000

                            ________________________________________L.S.

                            ________________________________________L.S.

                                   (NOTE: PLEASE SIGN EXACTLY, AS YOUR NAME
                                    APPEARS HEREON. EXECUTORS,  ADMINISTRATORS,
                                    TRUSTEES, ETC. SHOULD INDICATE WHEN SIGNING,
                                    GIVING FULL TITLE AS  SUCH. IF  SIGNER  IS
                                    A CORPORATION, EXECUTE IN FULL CORPORATE
                                    NAME BY AUTHORIZED OFFICER.  IF SHARES ARE
                                    HELD IN THE NAME OF TWO OR MORE  PERSONS,
                                    ALL SHOULD SIGN.)